UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

John Fitzgerald

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2007 through February 29, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED  FEBRUARY 29, 2008 (UNAUDITED)

Undiscovered

Managers

Funds

Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund
Undiscovered Managers Small Cap Growth Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
Undiscovered Managers Behavioral Growth Fund	2
Undiscovered Managers Behavioral Value Fund	4
JPMorgan Realty Income Fund	6
Undiscovered Managers Small Cap Growth Fund	8
Schedules of Portfolio Investments	10
Financial Statements	18
Financial Highlights	28
Notes to Financial Statements	40
Trustees	46
Officers	48
Schedule of Shareholder Expenses	49

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 10, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semiannual report for the JPMorgan Undiscovered Managers Funds. Inside, you’ll find information detailing the performance of the Funds for the six-month period ended February 29, 2008, along with a report from the portfolio managers.

“Stock performance turned negative in the final months of 2007, as the combination of a slowing economy, extended housing market downturn, inflationary signals and credit concerns weighed on all major market indexes.”

Market sentiment turns negative

The weak housing market, sub-prime mortgage market and credit concerns, and a slowed economy led to a high degree of stock market volatility and disappointing equity returns for the six-month period.

The period began on an optimistic note, as a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut of 50 basis points (bps) encouraged investors. However, that optimism soon gave way to renewed risk aversion, as it became increasingly clear that more credit-related difficulties lay ahead.

Volatility resurfaced, as poor earnings and weak economic data reignited fears about continuing repercussions from the summer’s credit difficulties. Several companies revealed large financial losses from sub-prime debt exposure. The Fed maintained its easing campaign, with rate cuts of 25 bps each in October and December and 125 bps in January. Yet, these actions, which pushed the fed funds target rate from 5.25% to 3.00%, generated little enthusiasm among investors who continued to face credit concerns.

Stock returns take a dive

Stock performance turned negative in the final months of 2007, as the combination of a slowing economy, extended housing market downturn, inflationary signals and credit concerns weighed on all major market indexes. The S&P 500 Index returned –8.79% for the six-months ended February 29, 2008.

From a style perspective, large-cap stocks fared slightly better (–7.36%, as measured by the Russell 1000 Index) than their mid- and small-cap counterparts (–7.74% and –11.83%, as measured by the Russell Midcap Index and Russell 2000 Index, respectively). Across the board, growth stocks outpaced their value counterparts. The Russell 1000 Growth Index posted a return of –5.38% for the six months, compared to –9.41% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth Index returned –6.01%, while the Russell Midcap Value Index returned –9.98%. In the small-cap segment, the Russell 2000 Growth Index returned –10.51%, and the Russell 2000 Value Index returned –13.22%.

Supports remain in place

We likely have not seen the end of the financial market challenges. Analysts continue to downgrade earnings forecasts, and U.S. employment growth, which had been slipping gradually, turned negative in January. Yet, key supports remain in place for the economy and markets:

•	Developed world monetary policy has room for further easing. The Fed and the Bank of England already have started to cut interest rates, with the Fed, in particular, doing its best to get ahead of the curve. While interest rate cuts alone won’t likely solve all the problems, we believe they may help to restore investor confidence and bank lending margins.

•	Stock market valuations are relatively attractive on a historical basis, particularly when compared to bonds. The run-up in stock prices since 2003 has been driven by earnings growth rather than expansion of price/earnings multiples. Therefore, unless there is a profit collapse, we believe prices may enjoy some valuation support.

•	Global capital remains plentiful. Continuing inflows from sovereign funds based in Asia and the Middle East have the potential to help stabilize markets.

On balance, while interest rate cuts, fiscal stimulus and other policy measures cannot answer all the United States’ economic difficulties, we believe these actions may hinder the worst case scenarios from unfolding.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   1

Undiscovered Managers Behavioral Growth Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1997
Fiscal Year End	August 31
Net Assets as of 2/29/2008 (In Thousands)	$109,481
Primary Benchmark	Russell 2500 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Behavioral Growth Fund, which seeks to provide growth of capital,* returned –14.84%** (Institutional Class Shares) for the six months ended February 29, 2008, compared to the –8.82% return for the Russell 2500 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to sector selection, which accounted for approximately 80% of the performance shortfall. The Fund is typically overweight in information technology and consumer discretionary, of which both performed poorly. The Fund is also typically underweight in energy, which performed well for the six months.

In addition to an overweight in information technology, stock selection in the sector detracted from performance. At the individual stock level, NVIDIA Corp., a graphics computing developer, hindered returns, showing only modest growth during the period. Managed healthcare provider WellCare Health Plans Inc. also hurt returns due to an FBI investigation into potential fraud. SiRF Technology Holdings Inc., a global positioning system (GPS) developer, held back returns as the company’s shares declined on an earnings miss and lower earnings guidance.

On the positive side, stock selection in the consumer discretionary sector contributed to performance. At the individual stock level, priceline.com Inc., an online travel company, helped returns due to strong fourth-quarter results and robust growth in European and other international markets. The Fund also benefited from Intuitive Surgical Inc., a surgical robotics manufacturer, which reported stronger-than-expected earnings in the fourth quarter. Illumina Inc., a manufacturer of genetic tools, contributed to performance, as the company posted strong fourth-quarter results and forecasted continued strong growth.

Q:	HOW WAS THE FUND MANAGED?

A:	In managing the Fund, we (the Fund’s sub-advisor) looked for stocks that we believed were mispriced based on behavioral biases, exploiting those with new, positive information but overlooked by analysts and market participants. The resulting portfolio differed from the typical small-to-mid-cap growth fund, producing, on average, a low correlation to the benchmark. In the past six months, we bought shares of several new companies where we believed mispricing was occurring due to behavioral biases. The coming quarters will determine whether these stocks will outperform, but the important distinction is that there are always companies exceeding the market’s expectations. Over a full market cycle, we expect that the Fund’s performance will be driven by security selection, as the effects on performance from the consistent sector tilts will likely neutralize over time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Intuitive Surgical, Inc.	5.9%
2.	priceline.com, Inc.	5.7
3.	Illumina, Inc.	3.8
4.	Perrigo Co.	2.9
5.	Warnaco Group, Inc. (The)	2.9
6.	Copart, Inc.	2.8
7.	DeVry, Inc.	2.7
8.	Invitrogen Corp.	2.5
9.	Sybase, Inc.	2.4
10.	Robbins & Myers, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	42.9%
Consumer Discretionary	23.1
Health Care	21.7
Industrials	7.2
Consumer Staples	2.1
Energy	2.0
Short-Term Investment	1.0

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

2   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		(1.28)%	14.57%	—	5.79%
With Sales Charge*		(6.47)	13.34	—	5.19
CLASS B SHARES	6/4/04
Without CDSC		(1.80)	14.15	—	5.58
With CDSC**		(6.80)	13.91	—	5.58
CLASS C SHARES	6/4/04
Without CDSC		(1.80)	14.15	—	5.58
With CDSC***		(2.80)	14.15	—	5.58
INSTITUTIONAL CLASS SHARES	12/31/97	(0.93)	14.95	6.37%	7.49
INVESTOR CLASS SHARES	7/31/98	(1.28)	14.59	—	5.80

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Investor Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Investor Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Growth Fund, the Russell 2500 Growth Index and the Lipper Small-Cap Growth Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2500 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2500 Growth Index is an unmanaged index, which consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   3

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	December 28, 1998
Fiscal Year End	August 31
Net Assets as of 2/29/2008 (In Thousands)	$116,421
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Behavioral Value Fund, which seeks to provide capital appreciation,* returned –18.84%** (Institutional Class Shares) for the six months ended February 29, 2008, compared to the –14.23% return for the Russell 2000 Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock-specific issues in the financial and healthcare sectors. Small-cap banks and mortgage insurers experienced large declines, as the financial sector faced extreme volatility in January and February of 2008. Of particular note was Radian Group Inc., a mortgage insurer. The Fund’s investment management team purchased the stock after the company’s Chief Executive Officer (CEO) bought more than $250,000 in stock in the third quarter of 2007. The stock suffered along with the broader markets and contributed to the underperformance compared to the benchmark. In the healthcare sector, the Fund purchased Human Genome Sciences Inc., a biopharmaceutical company, following a purchase by the company’s chief financial officer. The stock traded upward, despite substantial declines in the broader market. However, in late January, the company announced that its main pipeline hepatitis C drug would undergo a change in dosing, which could affect its FDA approval. The decline in value of the stock contributed to the Funds underperformance compared to the benchmark.

On the positive side, stock selection in the information technology and consumer staples sectors contributed to Fund performance. In particular, Chiquita Brands International Inc., a banana and produce distributor, helped returns and represented the importance of patience in an insider-buying strategy. The Fund’s investment management team decided to hold the stock until the CEO purchased more than $300,000 in stock during May 2006. The stock languished for more than a year before stronger results from its Fresh Express acquisition made two years ago and its core banana business started to come to fruition. The Fund also purchased Informatica Corp., a company specializing in enterprise data solutions, following a large purchase by the company’s CEO. Company earnings subsequently outperformed expectations, and its stock price increased.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to look for companies that had underperformed for an extended period of time but were showing credible evidence of turning around their operations. Indications of a turnaround included insider buying and stock repurchases. The Fund exhibited higher-than-usual turnover during the six-month period. We were encouraged by this trend because it reflected an increased level of buying opportunities (stemming from insider buying) in the market.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Informatica Corp.	2.5%
2.	Health Net, Inc.	2.4
3.	Chiquita Brands International, Inc.	2.3
4.	McCormick & Co., Inc. (Non-Voting)	2.3
5.	MTS Systems Corp.	2.1
6.	Chattem, Inc.	2.1
7.	Del Monte Foods Co.	2.1
8.	Investment Technology Group, Inc.	2.0
9.	ViroPharma, Inc.	2.0
10.	Gartner, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	27.2%
Financials	20.5
Consumer Staples	13.5
Health Care	12.0
Consumer Discretionary	10.6
Energy	6.9
Utilities	3.4
Materials	3.1
Industrials	1.8
Short-Term Investment	1.0

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

4   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		(22.38)%	16.16%	12.27%
With Sales Charge*		(26.47)	14.90	11.62
CLASS B SHARES	6/4/04
Without CDSC		(22.69)	15.75	12.06
With CDSC**		(27.69)	15.53	12.06
CLASS C SHARES	6/4/04
Without CDSC		(22.70)	15.74	12.05
With CDSC***		(23.70)	15.74	12.05
INSTITUTIONAL CLASS SHARES	12/28/98	(22.15)	16.36	12.38

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 28, 1998.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Value Fund, the Russell 2000 Value Index, the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index from December 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Core Funds Index and the Lipper Small-Cap Value Funds Index are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   5

JPMorgan Realty Income Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1998
Fiscal Year End	August 31
Net Assets as of 2/29/2008 (In Thousands)	$91,817
Primary Benchmark	MSCI U.S. REIT Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Realty Income Fund, which seeks to provide high total investment return through a combination of capital appreciation and current income,* returned –10.75%** (Institutional Class Shares) for the six months ended February 29, 2008, compared to the –13.17% return for the MSCI US REIT Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the office/industrial sector and among healthcare, storage and hotel real estate investment trusts (REITs).

At the stock level, a contributor to performance was Alexandria Real Estate Equities, an office and laboratory REIT favored for its focus on life science and biotechnology properties, areas of the economy that are expected to benefit greatly from increasing demand over the next decade. The company’s shares rose as cash flow and earnings continued to outstrip consensus estimates due to solid acquisitions, strong growth in net operating income and property development in high-tech biotechnology and pharmaceutical locations. Industrial REIT Prologis Trust also helped returns. The company’s shares rose due to its continued ability to generate strong margins on the development and sales of new properties and its globally diversified operations that provide exposure to healthier global markets.

On the negative side, an overweight in self-storage REIT U-Store-It Trust detracted from performance due to disappointing earnings and future guidance during the third-quarter earnings season. Duke Realty Corp., a suburban office and industrial REIT, also hurt returns as fears of an economic slowdown dampened investor expectations of margins on developing property for sale and occupancy levels. In addition, the company announced lower earnings guidance for 2008.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund aimed to achieve consistent long-term returns (appreciation and income) that exceeded the total return of its benchmark by investing in a diversified portfolio composed primarily of equity REITs. We drew upon our network of REIT specialists, global economists, equity and fixed income research analysts, and real estate investors to develop a sustainable information advantage. We projected long-term cash flow for each company and value REITs using a proprietary dividend discount model. Stock selection, not sector bets, was the primary driver of performance.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Simon Property Group, Inc.	7.7%
2.	Kimco Realty Corp.	4.9
3.	Apartment Investment & Management Co.	4.1
4.	Public Storage	4.1
5.	ProLogis	4.0
6.	AMB Property Corp.	3.9
7.	Developers Diversified Realty Corp.	3.6
8.	Duke Realty Corp.	3.3
9.	UDR, Inc.	3.2
10.	Colonial Properties Trust	3.1

PORTFOLIO COMPOSITION BY SECTOR***

Diversified	16.5%
Shopping Centers	13.5
Regional Malls	12.4
Office	11.8
Multifamily	11.6
Industrial	9.4
Hotels	6.2
Storage	5.2
Health Care	4.3
Mortgage	3.3
Manufactured Homes	0.8
Short-Term Investment	5.0

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

6   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		(21.51)%	18.59%	12.52%
With Sales Charge*		(25.62)	17.32	11.92
CLASS B SHARES	6/4/04
Without CDSC		(21.92)	18.14	12.31
With CDSC**		(26.92)	17.93	12.31
CLASS C SHARES	6/4/04
Without CDSC		(21.94)	18.13	12.30
With CDSC***		(22.94)	18.13	12.30
CLASS R5 SHARES****	5/15/06	(21.12)	18.98	12.70
INSTITUTIONAL CLASS SHARES	1/1/98	(21.11)	18.95	12.69

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

****	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

Returns for the Class R5 Shares prior to its inception date are calculated using the historical expenses of the Institutional Class Shares, which are different than the expenses of the Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Realty Income Fund, the MSCI U.S. REIT Index and the Lipper Real Estate Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI U.S. REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI U.S. REIT Index is a market capitalization weighted total return index of 110 Real Estate Investment Trusts (REITs), which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price. The Lipper Real Estate Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   7

Undiscovered Managers Small Cap Growth Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	October 2, 2000
Fiscal Year End	August 31
Net Assets as of 2/29/2008 (In Thousands)	$146,061
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The Undiscovered Managers Small Cap Growth Fund, which seeks to provide long-term capital appreciation,* returned –23.04%** (Institutional Class Shares) for the six months ended February 29, 2008, compared to the –11.67% return for the Russell 2000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, healthcare and producer durables sectors. Throughout the past six months, the stock market was overwhelmed by negative sentiment. In this type of environment, companies with sound fundamentals received little reward. For example, although more than 70% of our holdings exceeded IBES (Institutional Brokers’ Estimate System) earnings forecasts, the Fund nevertheless underperformed. At the individual stock level, Quiksilver Inc., an apparel and sports equipment retailer, detracted from performance. The company experienced disappointing results from its Rossignol ski business, which depressed earnings. Polycom Inc., a communications equipment provider, also hurt returns. The company had a difficult time recovering from a third-quarter pre-released announcement that lowered guidance. RF Micro Devices Inc., a manufacturer of radio frequency components, also hindered performance. While the company experienced a nice upside to its top line, gross and operating margins were depressed, causing the stock to fall in value.

On the positive side, stock selection in the financial service, auto and transportation, and materials and processing sectors contributed to the Fund’s performance. At the individual stock level, Illumina Inc., a manufacturer of life sciences tools, helped returns. The stock reacted favorably to a strong third-quarter report and a legal victory contesting a patent. Nasdaq OMX Group Inc., which provides trading, exchange technology, and public company services worldwide, also supported performance. The merger with OMX extended the company’s trading markets into Europe, which is expected to fuel the company’s future growth. Dynamic Materials Corp., a provider of metal plates and welding services, contributed to performance. The industry-leading company acquired DYNAenergetics, expanding its capacity and market share.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment strategy and discipline was focused on companies that had potential to increase revenue, earnings and cash flow by achieving strong unit growth. Although we invested in companies with those characteristics across all sectors, our sector weights reflected areas that we believed had the most attractive growth companies with the best sustainable business models. We used our proprietary price performance model to identify and track companies that looked to be in the best position to gain over the next three years. We anticipated that an emphasis on high-growth companies that continued to successfully execute their business plans should reward the Fund accordingly, as investors begin to focus their attention on company fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Red Hat, Inc.	5.0%
2.	Polycom, Inc.	4.8
3.	Crocs, Inc.	3.8
4.	Cephalon, Inc.	3.8
5.	Quiksilver, Inc.	3.5
6.	Medarex, Inc.	2.9
7.	Cubist Pharmaceuticals, Inc.	2.7
8.	Riverbed Technology, Inc.	2.4
9.	Wind River Systems, Inc.	2.2
10.	Affymetrix, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	31.6%
Health Care	20.4
Consumer Discretionary	14.4
Financials	14.3
Industrials	7.5
Energy	4.8
Telecommunication Services	2.3
Utilities	2.0
Materials	0.8
Consumer Staples	0.4
Short-Term Investment	1.5

*	The advisor seeks to achieve the Fund’s objectives. There can be no guarantee that it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

8   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	6/4/04
Without Sales Charge		(19.60)%	10.17%	(3.75)%
With Sales Charge*		(23.80)	8.99	(4.45)
INSTITUTIONAL CLASS SHARES	10/2/00	(19.37)	10.47	(3.58)

*	Sales Charge for Class A Shares is 5.25%.

LIFE OF FUND PERFORMANCE (10/2/00 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 2, 2000.

Returns for Class A Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from October 2, 2000 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated indicated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   9

Undiscovered Managers Behavioral Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.3%
	Common Stocks — 101.3%
	Biotechnology — 4.7%
57	Martek Biosciences Corp. (a)	1,631
102	PDL BioPharma, Inc. (a)	1,633
23	United Therapeutics Corp. (a)	1,911
		5,175
	Commercial Services & Supplies — 5.1%
36	Brink’s Co. (The)	2,376
76	Copart, Inc. (a)	3,170
		5,546
	Communications Equipment — 8.7%
65	Blue Coat Systems, Inc. (a)	1,521
193	Harmonic, Inc. (a)	1,717
128	Infinera Corp. (a)	1,493
179	JDS Uniphase Corp. (a)	2,354
158	Starent Networks Corp. (a)	2,484
		9,569
	Computers & Peripherals — 6.5%
309	Brocade Communications Systems, Inc. (a)	2,379
104	Intermec, Inc. (a)	2,281
155	QLogic Corp. (a)	2,457
		7,117
	Diversified Consumer Services — 2.8%
70	DeVry, Inc.	3,054
	Electronic Equipment & Instruments — 5.2%
119	Cognex Corp.	2,300
69	Plexus Corp. (a)	1,707
51	Tech Data Corp. (a)	1,701
		5,708
	Energy Equipment & Services — 2.0%
19	Gulfmark Offshore, Inc. (a)	953
28	Hornbeck Offshore Services, Inc. (a)	1,271
		2,224
	Health Care Equipment & Supplies — 6.1%
24	Intuitive Surgical, Inc. (a)	6,653
	Hotels, Restaurants & Leisure — 1.2%
35	Bally Technologies, Inc. (a)	1,342
	Household Durables — 2.0%
60	Tupperware Brands Corp.	2,203
	Internet & Catalog Retail — 5.8%
56	priceline.com, Inc. (a)	6,339
	Internet Software & Services — 5.7%
81	Omniture, Inc. (a)	1,866
108	ValueClick, Inc. (a)	2,093
117	Websense, Inc. (a)	2,284
		6,243
	Life Sciences Tools & Services — 8.4%
27	Bruker Corp. (a)	365
59	Illumina, Inc. (a)	4,294
33	Invitrogen Corp. (a)	2,788
33	Varian, Inc. (a)	1,781
		9,228
	Machinery — 2.4%
76	Robbins & Myers, Inc.	2,595
	Media — 3.8%
96	Marvel Entertainment, Inc. (a)	2,422
151	Valassis Communications, Inc. (a)	1,688
		4,110
	Personal Products — 2.1%
88	Alberto-Culver Co.	2,358
	Pharmaceuticals — 3.0%
99	Perrigo Co.	3,292
	Semiconductors & Semiconductor Equipment — 7.4%
214	Amkor Technology, Inc. (a)	2,501
361	LSI Corp. (a)	1,817
62	Sigma Designs, Inc. (a)	1,829
63	Silicon Laboratories, Inc. (a)	1,956
		8,103
	Software — 10.3%
63	ANSYS, Inc. (a)	2,369
55	Concur Technologies, Inc. (a)	1,605
78	MICROS Systems, Inc. (a)	2,499
127	Nuance Communications, Inc. (a)	2,093
102	Sybase, Inc. (a)	2,713
		11,279
	Specialty Retail — 1.6%
42	Guess?, Inc.	1,732
	Textiles, Apparel & Luxury Goods — 6.5%
15	Deckers Outdoor Corp. (a)	1,615
69	Fossil, Inc. (a)	2,227
86	Warnaco Group, Inc. (The) (a)	3,242
		7,084
	Total Long-Term Investments (Cost $99,629)	110,954

SEE NOTES TO FINANCIAL STATEMENTS.

10   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.0%
	Investment Company — 1.0%
1,072	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $1,072)	1,072
	Total Investments — 102.3% (Cost $100,701)	112,026
	Liabilities in Excess of Other Assets — (2.3)%	(2,545)
	NET ASSETS — 100.0%	$109,481

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   11

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Common Stocks — 99.8%
	Capital Markets — 3.2%
88	Apollo Investment Corp.	1,370
51	Investment Technology Group, Inc. (a)	2,357
		3,727
	Chemicals — 1.6%
104	Hercules, Inc.	1,898
	Commercial Banks — 9.2%
25	Bancorp, Inc. (The) (a)	286
13	Banner Corp.	277
73	Capitol Bancorp Ltd.	1,352
130	Citizens Republic Bancorp, Inc.	1,446
35	City Holding Co.	1,318
65	Harleysville National Corp.	868
95	Mercantile Bank Corp.	1,279
144	Midwest Banc Holdings, Inc.	1,474
16	Park National Corp.	984
97	Temecula Valley Bancorp, Inc.	992
39	Western Alliance Bancorp (a)	461
		10,737
	Communications Equipment — 4.1%
89	Adtran, Inc.	1,632
75	Avocent Corp. (a)	1,254
33	Dycom Industries, Inc. (a)	380
500	Extreme Networks, Inc. (a)	1,507
		4,773
	Diversified Consumer Services — 2.5%
75	Career Education Corp. (a)	1,112
87	Jackson Hewitt Tax Service, Inc.	1,822
		2,934
	Electric Utilities — 1.6%
37	Allegheny Energy, Inc.	1,860
	Electrical Equipment — 1.0%
18	General Cable Corp. (a)	1,117
	Electronic Equipment & Instruments — 2.9%
27	Littelfuse, Inc. (a)	860
80	MTS Systems Corp.	2,489
		3,349
	Energy Equipment & Services — 5.9%
66	Hercules Offshore, Inc. (a)	1,670
266	Newpark Resources, Inc. (a)	1,180
135	Parker Drilling Co. (a)	897
17	SEACOR Holdings, Inc. (a)	1,632
87	Tetra Technologies, Inc. (a)	1,503
		6,882
	Food Products — 9.6%
134	Chiquita Brands International, Inc. (a)	2,745
73	Dean Foods Co.	1,562
270	Del Monte Foods Co.	2,426
77	McCormick & Co., Inc. (Non-Voting)	2,646
51	Sanderson Farms, Inc.	1,781
		11,160
	Gas Utilities — 1.8%
81	Southern Union Co.	2,075
	Health Care Equipment & Supplies — 1.8%
85	STERIS Corp.	2,088
	Health Care Providers & Services — 4.9%
35	Chemed Corp.	1,651
239	Health Management Associates, Inc., Class A (a)	1,278
63	Health Net, Inc. (a)	2,759
		5,688
	Hotels, Restaurants & Leisure — 3.3%
17	Bally Technologies, Inc. (a)	652
79	CEC Entertainment, Inc. (a)	2,121
151	Ruby Tuesday, Inc.	1,070
		3,843
	Insurance — 3.4%
165	Conseco, Inc. (a)	1,933
26	Presidential Life Corp.	443
48	Zenith National Insurance Corp.	1,622
		3,998
	Internet Software & Services — 2.6%
287	EarthLink, Inc. (a)	2,073
109	SonicWALL, Inc. (a)	905
		2,978
	IT Services — 8.0%
104	Broadridge Financial Solutions, Inc.	1,988
123	Convergys Corp. (a)	1,772
42	Fidelity National Information Services, Inc.	1,738
123	Gartner, Inc. (a)	2,320
70	Heartland Payment Systems, Inc.	1,531
		9,349
	Media — 1.3%
58	Marvel Entertainment, Inc. (a)	1,466
	Metals & Mining — 1.5%
58	Commercial Metals Co.	1,773
	Oil, Gas & Consumable Fuels — 1.1%
34	Tesoro Corp.	1,255

SEE NOTES TO FINANCIAL STATEMENTS.

12   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Personal Products — 4.0%
31	Chattem, Inc. (a)	2,438
151	Prestige Brands Holdings, Inc. (a)	1,164
35	USANA Health Sciences, Inc. (a)	1,085
		4,687
	Pharmaceuticals — 5.4%
117	Par Pharmaceutical Cos., Inc. (a)	2,066
89	Sciele Pharma, Inc. (a)	1,835
256	ViroPharma, Inc. (a)	2,347
		6,248
	Real Estate Investment Trusts (REITs) — 3.0%
42	Capital Lease Funding, Inc.	342
71	Franklin Street Properties Corp.	890
55	Inland Real Estate Corp.	769
114	Kite Realty Group Trust	1,445
		3,446
	Road & Rail — 0.9%
90	Avis Budget Group, Inc. (a)	1,029
	Software — 9.8%
91	ACI Worldwide, Inc. (a)	1,611
73	Fair Isaac Corp.	1,684
169	Informatica Corp. (a)	2,949
249	Lawson Software, Inc. (a)	1,939
160	MSC.Software Corp. (a)	2,028
54	Synopsys, Inc. (a)	1,256
		11,467
	Specialty Retail — 2.7%
95	Charlotte Russe Holding, Inc. (a)	1,850
73	Rent-A-Center, Inc. (a)	1,259
		3,109
	Textiles, Apparel & Luxury Goods — 0.9%
76	Jones Apparel Group, Inc.	1,065
	Thrifts & Mortgage Finance — 1.8%
150	Franklin Bank Corp. (a)	577
136	NewAlliance Bancshares, Inc.	1,546
		2,123
	Total Long-Term Investments (Cost $123,936)	116,124
Short-Term Investment — 1.0%
	Investment Company — 1.0%
1,176	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $1,176)	1,176
	Total Investments — 100.8% (Cost $125,112)	117,300
	Liabilities in Excess of Other Assets — (0.8)%	(879)
	NET ASSETS — 100.0%	$116,421

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   13

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Diversified — 17.1%
120	Colonial Properties Trust	2,916
77	Digital Realty Trust, Inc.	2,775
137	Duke Realty Corp.	3,142
8	DuPont Fabros Technology, Inc.	133
362	Huntingdon Real Estate Investment Trust (Canada)	827
96	Liberty Property Trust	2,861
5	PS Business Parks, Inc.	257
33	Vornado Realty Trust	2,749
		15,660
	Health Care — 4.4%
27	Cogdell Spencer, Inc.	416
44	HCP, Inc.	1,270
16	Healthcare Realty Trust, Inc.	381
47	Ventas, Inc.	1,982
		4,049
	Homebuilding — 0.8%
35	Centex Corp.	779
	Hotels — 6.4%
18	DiamondRock Hospitality Co.	222
73	Hospitality Properties Trust	2,662
164	Host Hotels & Resorts, Inc.	2,650
11	LaSalle Hotel Properties	319
		5,853
	Industrial — 9.7%
75	AMB Property Corp. (m)	3,748
25	DCT Industrial Trust, Inc.	227
72	First Potomac Realty Trust (m)	1,125
71	ProLogis	3,841
		8,941
	Mortgage — 3.5%
90	Annaly Capital Management, Inc.	1,862
37	Chimera Investment Corp.	613
74	MFA Mortgage Investments, Inc.	706
		3,181
	Multifamily — 12.0%
114	Apartment Investment & Management Co.	3,911
10	AvalonBay Communities, Inc.	934
28	Camden Property Trust	1,325
6	Education Realty Trust, Inc.	80
21	Mid-America Apartment Communities, Inc.	1,018
16	Post Properties, Inc.	668
137	UDR, Inc.	3,051
		10,987
	Office — 12.2%
28	Alexandria Real Estate Equities, Inc.	2,561
53	BioMed Realty Trust, Inc.	1,168
29	Boston Properties, Inc.	2,482
67	Brandywine Realty Trust	1,127
43	Kilroy Realty Corp.	2,025
44	Mack-Cali Realty Corp.	1,531
14	Maguire Properties, Inc.	314
		11,208
	Regional Malls — 12.8%
41	CBL & Associates Properties, Inc.	948
23	General Growth Properties, Inc.	820
41	Macerich Co. (The)	2,611
1	Pennsylvania Real Estate Investment Trust	15
88	Simon Property Group, Inc.	7,355
		11,749
	Shopping Centers — 14.0%
10	Cedar Shopping Centers, Inc.	115
89	Developers Diversified Realty Corp.	3,436
139	Kimco Realty Corp.	4,684
125	National Retail Properties, Inc.	2,589
64	Weingarten Realty Investors	2,061
		12,885
	Storage — 5.4%
47	Public Storage	3,848
29	Sovran Self Storage, Inc.	1,120
		4,968
	Total Long-Term Investments (Cost $89,389)	90,260
Short-Term Investment — 5.1%
	Investment Company — 5.1%
4,705	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $4,705)	4,705
	Total Investments — 103.4% (Cost $94,094)	94,965
	Liabilities in Excess of Other Assets — (3.4)%	(3,148)
	NET ASSETS — 100.0%	$91,817

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

Undiscovered Managers Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.8%
	Common Stocks — 98.8%
	Aerospace & Defense — 0.3%
29	Ascent Solar Technologies, Inc. (a)	436
	Air Freight & Logistics — 2.2%
52	Expeditors International of Washington, Inc.	2,037
20	Forward Air Corp.	572
18	Hub Group, Inc., Class A (a)	552
		3,161
	Auto Components — 0.2%
33	Raser Technologies, Inc. (a)	290
	Biotechnology — 12.9%
71	Alkermes, Inc. (a)	924
266	Cell Genesys, Inc. (a)	627
92	Cephalon, Inc. (a)	5,521
216	Cubist Pharmaceuticals, Inc. (a)	3,934
222	CV Therapeutics, Inc. (a)	1,296
49	Human Genome Sciences, Inc. (a)	291
453	Medarex, Inc. (a)	4,208
96	Metabolix, Inc. (a)	1,546
92	Tercica, Inc. (a)	558
		18,905
	Capital Markets — 8.1%
25	Affiliated Managers Group, Inc. (a)	2,390
38	Cohen & Steers, Inc.	944
67	Evercore Partners, Inc., Class A	1,310
26	FCStone Group, Inc. (a)	1,222
30	Greenhill & Co., Inc.	1,944
46	HFF, Inc., Class A (a)	336
118	Jefferies Group, Inc.	2,087
18	optionsXpress Holdings, Inc.	426
39	Waddell & Reed Financial, Inc., Class A	1,216
		11,875
	Chemicals — 0.8%
22	ADA-ES, Inc. (a)	239
47	Hercules, Inc.	868
		1,107
	Commercial Banks — 2.9%
36	Cascade Bancorp	363
33	Columbia Bancorp	465
61	East West Bancorp, Inc.	1,147
49	Glacier Bancorp, Inc.	834
22	Sterling Financial Corp.	322
94	UCBH Holdings, Inc.	1,062
		4,193
	Commercial Services & Supplies — 0.5%
52	Knoll, Inc.	725
	Communications Equipment — 8.9%
150	Acme Packet, Inc. (a)	1,204
89	Harmonic, Inc. (a)	796
16	Infinera Corp. (a)	186
320	Polycom, Inc. (a)	6,984
174	Riverbed Technology, Inc. (a)	3,492
71	ShoreTel, Inc. (a)	379
		13,041
	Computers & Peripherals — 0.5%
80	Netezza Corp. (a)	793
	Diversified Consumer Services — 0.7%
11	K12, Inc. (a)	309
4	Strayer Education, Inc.	654
		963
	Diversified Financial Services — 1.1%
31	MSCI, Inc. (a)	925
17	Nasdaq OMX Group (The) (a)	689
		1,614
	Diversified Telecommunication Services — 0.7%
49	Cogent Communications Group, Inc. (a)	953
	Electrical Equipment — 1.5%
22	A.O. Smith Corp.	808
11	Energy Conversion Devices, Inc. (a)	303
106	Evergreen Solar, Inc. (a)	1,015
		2,126
	Electronic Equipment & Instruments — 2.0%
16	Comverge, Inc. (a)	225
63	IPG Photonics Corp. (a)	1,080
92	Universal Display Corp. (a)	1,571
		2,876
	Energy Equipment & Services — 2.7%
15	Atwood Oceanics, Inc. (a)	1,359
42	Cal Dive International, Inc. (a)	438
36	Complete Production Services, Inc. (a)	703
18	Natural Gas Services Group, Inc. (a)	396
45	Tesco Corp. (Canada) (a)	1,106
		4,002
	Health Care Equipment & Supplies — 2.6%
24	Abiomed, Inc. (a)	346
23	ArthroCare Corp. (a)	931
17	Hologic, Inc. (a)	1,037
107	OraSure Technologies, Inc. (a)	763
26	Somanetics Corp. (a)	709
		3,786

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   15

Undiscovered Managers Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 0.9%
20	Psychiatric Solutions, Inc. (a)	574
55	Sun Healthcare Group, Inc. (a)	815
		1,389
	Hotels, Restaurants & Leisure — 1.1%
46	McCormick & Schmick’s Seafood Restaurants, Inc. (a)	497
35	Red Robin Gourmet Burgers, Inc. (a)	1,173
		1,670
	Independent Power Producers & Energy Traders — 0.7%
23	Ormat Technologies, Inc.	1,013
	Insurance — 0.8%
58	Castlepoint Holdings Ltd. (Bermuda)	730
29	First Mercury Financial Corp. (a)	480
		1,210
	Internet & Catalog Retail — 3.1%
14	Blue Nile, Inc. (a)	605
101	Gaiam, Inc., Class A (a)	2,158
6	priceline.com, Inc. (a)	718
64	Shutterfly, Inc. (a)	982
		4,463
	Internet Software & Services — 1.5%
12	comScore, Inc. (a)	243
156	Marchex, Inc., Class B	1,379
253	Move, Inc. (a)	635
		2,257
	IT Services — 0.8%
18	Euronet Worldwide, Inc. (a)	397
27	Wright Express Corp. (a)	793
		1,190
	Life Sciences Tools & Services — 2.7%
166	Affymetrix, Inc. (a)	3,182
10	Illumina, Inc. (a)	717
		3,899
	Machinery — 2.6%
44	Chart Industries, Inc. (a)	1,506
29	Dynamic Materials Corp.	1,630
15	Greenbrier Cos., Inc.	384
10	Wabtec Corp.	329
		3,849
	Media — 0.7%
148	Martha Stewart Living Omnimedia, Class A (a)	1,043
	Oil, Gas & Consumable Fuels — 2.1%
13	Alpha Natural Resources, Inc. (a)	539
36	Arena Resources, Inc. (a)	1,466
463	Kodiak Oil & Gas Corp. (a)	1,024
		3,029
	Personal Products — 0.4%
19	Bare Escentuals, Inc. (a)	526
	Pharmaceuticals — 1.3%
180	ISTA Pharmaceuticals, Inc. (a)	754
59	Medicis Pharmaceutical Corp., Class A	1,210
		1,964
	Real Estate Investment Trusts (REITs) — 0.4%
10	Nationwide Health Properties, Inc.	309
10	Washington Real Estate Investment Trust	326
		635
	Real Estate Management & Development — 1.0%
327	Meruelo Maddux Properties, Inc. (a)	1,392
	Road & Rail — 0.5%
17	Landstar System, Inc.	765
	Semiconductors & Semiconductor Equipment — 7.6%
141	Advanced Analogic Technologies, Inc. (a)	919
41	Brooks Automation, Inc. (a)	416
34	Cymer, Inc. (a)	955
177	MEMSIC, Inc. (a)	1,309
52	ON Semiconductor Corp. (a)	311
765	RF Micro Devices, Inc. (a)	2,409
49	Rudolph Technologies, Inc. (a)	426
287	Skyworks Solutions, Inc. (a)	2,374
407	TriQuint Semiconductor, Inc. (a)	1,920
		11,039
	Software — 10.4%
18	Advent Software, Inc. (a)	800
50	CommVault Systems, Inc. (a)	703
30	Digimarc Corp. (a)	268
23	Jack Henry & Associates, Inc.	539
133	Mentor Graphics Corp. (a)	1,214
413	Red Hat, Inc. (a)	7,357
128	Secure Computing Corp. (a)	1,041
448	Wind River Systems, Inc. (a)	3,240
		15,162
	Specialty Retail — 0.8%
25	hhgregg, Inc. (a)	286
22	J Crew Group, Inc. (a)	889
		1,175

SEE NOTES TO FINANCIAL STATEMENTS.

16   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 7.9%
227	Crocs, Inc. (a)	5,530
26	Phillips-Van Heusen Corp.	953
565	Quiksilver, Inc. (a)	5,081
		11,564
	Water Utilities — 1.3%
162	Cascal N.V. (United Kingdom) (a)	1,946
	Wireless Telecommunication Services — 1.6%
170	Clearwire Corp., Class A (a)	2,380
	Total Long-Term Investments (Cost $149,105)	144,406
Short-Term Investment — 1.6%
	Investment Company — 1.6%
2,293	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $2,293)	2,293
	Total Investments — 100.4% (Cost $151,398)	146,699
	Liabilities in Excess of Other Assets — (0.4)%	(638)
	NET ASSETS — 100.0%	$146,061

Percentages indicated are based on net assets.

ABBREVIATIONS AND DEFINITIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities and delayed delivery securities.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   17

STATEMENTS OF ASSETS AND LIABILITIES
As of FEBRUARY 29, 2008 (Unaudited)

(Amounts in thousands, except per share amounts)

	Behavioral Growth Fund		Behavioral Value Fund	Realty Income Fund		Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$110,954		$116,124	$90,260		$144,406
Investments in affiliates, at value	1,072		1,176	4,705		2,293
Total investment securities, at value	112,026		117,300	94,965		146,699
Cash	—	(c)	—	—	(c)	—	(c)
Foreign currency, at value	—		—	87		—
Receivables:
Investment securities sold	1,620		—	79		1,867
Fund shares sold	110		363	37		179
Interest and dividends	18		104	93		38
Total Assets	113,774		117,767	95,261		148,783

LIABILITIES:
Payables:
Due to custodian	—		628	—		—
Investment securities purchased	2,506		—	3,246		1,655
Fund shares redeemed	1,599		509	53		797
Accrued liabilities:
Investment advisory fees	86		90	35		105
Administration fees	4		10	3		11
Shareholder servicing fees	1		3	4		—	(c)
Distribution fees	3		14	3		—	(c)
Custodian and accounting fees	12		8	18		21
Trustees’ and Chief Compliance Officer’s fees	1		2	—	(c)	—	(c)
Other	81		82	82		133
Total Liabilities	4,293		1,346	3,444		2,722
Net Assets	$109,481		$116,421	$91,817		$146,061

SEE NOTES TO FINANCIAL STATEMENTS.

18   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund	Small Cap Growth Fund
NET ASSETS:
Paid in capital	$119,819	$133,316	$97,310	$173,338
Accumulated undistributed (distributions in excess of) net investment income	(710)	(197)	90	(960)
Accumulated net realized gains (losses)	(20,953)	(8,886)	(6,457)	(21,618)
Net unrealized appreciation (depreciation)	11,325	(7,812)	874	(4,699)
Total Net Assets	$109,481	$116,421	$91,817	$146,061

Net Assets:
Class A	$4,387	$15,831	$4,809	$162
Class B	763	2,670	1,852	—
Class C	1,070	13,941	1,800	—
Class R5 (a)	—	—	11,787	—
Institutional Class	101,610	83,979	71,569	145,899
Investor Class	1,651	—	—	—
Total	$109,481	$116,421	$91,817	$146,061

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	184	664	459	22
Class B	33	114	178	—
Class C	46	596	174	—
Class R5 (a)	—	—	1,122	—
Institutional Class	4,128	3,485	6,812	19,627
Investor Class	69	—	—	—

Net Asset Value:
Class A — Redemption price per share	$23.88	$23.86	$10.48	$7.31
Class B — Offering price per share (b)	23.44	23.38	10.39	—
Class C — Offering price per share (b)	23.44	23.37	10.35	—
Class R5 (a) — Offering and redemption price per share	—	—	10.51	—
Institutional Class — Offering and redemption price per share	24.61	24.10	10.51	7.43
Investor Class — Offering and redemption price per share	23.89	—	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$25.20	$25.18	$11.06	$7.72

Cost of investments in non-affiliates	$99,629	$123,936	$89,389	$149,105
Cost of investments in affiliates	1,072	1,176	4,705	2,293
Cost of foreign currency	—	—	84	—

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   19

STATEMENTS OF OPERATIONS
For the Six Months ended FEBRUARY 29, 2008 (Unaudited)

(Amounts in thousands)

	Behavioral Growth Fund	Behavioral Value Fund	Realty Income Fund	Small Cap Growth Fund
INVESTMENT INCOME:
Dividend income	$131	$921	$1,716	$212
Dividend income from affiliates (a)	41	36	43	117
Total investment income	172	957	1,759	329

EXPENSES:
Investment advisory fees	619	783	408	1,016
Administration fees	65	74	54	106
Distribution fees:
Class A	7	33	7	— (c)
Class B	3	13	8	—
Class C	4	73	8	—
Investor Class	14	—	—	—
Shareholder servicing fees:
Class A	7	33	7	— (c)
Class B	1	4	3	—
Class C	1	24	3	—
Class R5 (b)	—	—	2	—
Institutional Class	57	50	44	107
Custodian and accounting fees	16	14	23	28
Interest expense	—	—	2	—
Professional fees	28	24	31	26
Trustees’ and Chief Compliance Officer’s fees	1	1	1	1
Printing and mailing costs	15	14	17	14
Registration and filing fees	46	30	35	32
Transfer agent fees	75	83	54	63
Other	10	10	11	12
Total expenses	969	1,263	718	1,405
Less amounts waived	(90)	(113)	(148)	(120)
Less earnings credits	— (c)	— (c)	— (c)	— (c)
Net expenses	879	1,150	570	1,285
Net investment income (loss)	(707)	(193)	1,189	(956)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	2,514	(8,675)	(787)	(15,237)
Foreign currency transactions	—	—	— (c)	—
Net realized gain (loss)	2,514	(8,675)	(787)	(15,237)
Change in net unrealized appreciation (depreciation) of:
Investments	(21,698)	(20,496)	(12,642)	(33,243)
Foreign currency translations	—	—	3	—
Change in net unrealized appreciation (depreciation)	(21,698)	(20,496)	(12,639)	(33,243)
Net realized/unrealized gains (losses)	(19,184)	(29,171)	(13,426)	(48,480)
Change in net assets resulting from operations	$(19,891)	$(29,364)	$(12,237)	$(49,436)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund
	Six Months Ended 2/29/2008 (Unaudited)	Year Ended 8/31/2007	Six Months Ended 2/29/2008 (Unaudited)	Year Ended 8/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(707)	$(1,363)	$(193)	$(1,083)
Net realized gain (loss)	2,514	21,348	(8,675)	26,445
Change in net unrealized appreciation (depreciation)	(21,698)	16,205	(20,496)	(8,591)
Change in net assets resulting from operations	(19,891)	36,190	(29,364)	16,771

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	—	(1,646)	(2,243)
Class B
From net realized gains	—	—	(250)	(247)
Class C
From net realized gains	—	—	(1,356)	(1,167)
Institutional Class
From net realized gains	—	—	(6,955)	(5,842)
Total distributions to shareholders	—	—	(10,207)	(9,499)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(4,160)	(20,522)	(21,677)	(36,525)

NET ASSETS
Change in net assets	(24,051)	15,668	(61,248)	(29,253)
Beginning of period	133,532	117,864	177,669	206,922
End of period	$109,481	$133,532	$116,421	$177,669
Accumulated undistributed (distributions in excess of) net investment income	$(710)	$(3)	$(197)	$(4)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   21

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Realty Income Fund		Small Cap Growth Fund
	Six Months Ended 2/29/2008 (Unaudited)	Year Ended 8/31/2007	Six Months Ended 2/29/2008 (Unaudited)	Year Ended 8/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,189	$2,199	$(956)	$(2,811)
Net realized gain (loss)	(787)	28,270	(15,237)	31,617
Change in net unrealized appreciation (depreciation)	(12,639)	(21,637)	(33,243)	14,255
Change in net assets resulting from operations	(12,237)	8,832	(49,436)	43,061

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(48)	(81)	—	—
From net realized gains	(1,227)	(1,278)	(23)	(22)
Class B
From net investment income	(16)	(18)	—	—
From net realized gains	(492)	(464)	—	—
Class C
From net investment income	(14)	(14)	—	—
From net realized gains	(461)	(358)	—	—
Class R5 (a)
From net investment income	(102)	(100)	—	—
From net realized gains	(2,267)	(1,216)	—	—
Institutional Class
From net investment income	(878)	(2,136)	—	—
From net realized gains	(19,239)	(28,710)	(24,710)	(23,353)
Total distributions to shareholders	(24,744)	(34,375)	(24,733)	(23,375)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	6,904	(17,705)	(36,635)	(56,173)

NET ASSETS
Change in net assets	(30,077)	(43,248)	(110,804)	(36,487)
Beginning of period	121,894	165,142	256,865	293,352
End of period	$91,817	$121,894	$146,061	$256,865
Accumulated undistributed (distributions in excess of) net investment income	$90	$(41)	$(960)	$(4)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

	Behavioral Growth Fund		Behavioral Value Fund
	Six Months Ended 2/29/2008 (Unaudited)	Year Ended 8/31/2007	Six Months Ended 2/29/2008 (Unaudited)	Year Ended 8/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,472	$2,327	$1,566	$11,954
Dividends and distributions reinvested	—	—	1,447	2,008
Cost of shares redeemed	(1,309)	(1,068)	(17,639)	(14,989)
Change in net assets from Class A capital transactions	$1,163	$1,259	$(14,626)	$(1,027)

Class B
Proceeds from shares issued	$221	$280	$103	$768
Dividends and distributions reinvested	—	—	227	226
Cost of shares redeemed	(141)	(153)	(761)	(833)
Change in net assets from Class B capital transactions	$80	$127	$(431)	$161

Class C
Proceeds from shares issued	$533	$340	$1,114	$7,032
Dividends and distributions reinvested	—	—	1,077	874
Cost of shares redeemed	(158)	(284)	(5,627)	(3,431)
Change in net assets from Class C capital transactions	$375	$56	$(3,436)	$4,475

Institutional Class
Proceeds from shares issued	$15,131	$7,090	$11,689	$31,581
Dividends and distributions reinvested	—	—	6,660	5,588
Cost of shares redeemed	(11,506)	(26,293)	(21,533)	(24,747)
Redemption in-kind (See Note 8)	—	—	—	(52,556)
Change in net assets from Institutional Class capital transactions	$3,625	$(19,203)	$(3,184)	$(40,134)

Investor Class
Proceeds from shares issued	$1,586	$1,704	$—	$—
Cost of shares redeemed	(10,989)	(4,465)	—	—
Change in net assets from Investor Class capital transactions	$(9,403)	$(2,761)	$—	$—

Total change in net assets from capital transactions	$(4,160)	$(20,522)	$(21,677)	$(36,525)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   23

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund
	Six Months Ended 2/29/2008 (Unaudited)	Year Ended 8/31/2007	Six Months Ended 2/29/2008 (Unaudited)	Year Ended 8/31/2007
SHARE TRANSACTIONS:
Class A
Issued	86	89	54	354
Reinvested	—	—	54	62
Redeemed	(51)	(44)	(610)	(446)
Change in Class A Shares	35	45	(502)	(30)

Class B
Issued	8	11	4	23
Reinvested	—	—	9	7
Redeemed	(5)	(7)	(29)	(26)
Change in Class B Shares	3	4	(16)	4

Class C
Issued	19	13	39	212
Reinvested	—	—	41	27
Redeemed	(6)	(11)	(209)	(107)
Change in Class C Shares	13	2	(129)	132

Institutional Class
Issued	520	273	426	944
Reinvested	—	—	247	172
Redeemed	(420)	(1,089)	(753)	(760)
Redemption in-kind (See Note 8)	—	—	—	(1,643)
Change in Institutional Class Shares	100	(816)	(80)	(1,287)

Investor Class
Issued	55	67	—	—
Redeemed	(384)	(186)	—	—
Change in Investor Class Shares	(329)	(119)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

24   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

	Realty Income Fund		Small Cap Growth Fund
	Six Months Ended 2/29/2008 (Unaudited)	Year Ended 8/31/2007	Six Months Ended 2/29/2008 (Unaudited)	Year Ended 8/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$674	$5,911	$28	$63
Dividends and distributions reinvested	1,055	970	22	21
Cost of shares redeemed	(1,588)	(4,056)	(32)	(149)
Change in net assets from Class A capital transactions	$141	$2,825	$18	$(65)

Class B
Proceeds from shares issued	$85	$2,256	$—	$—
Dividends and distributions reinvested	481	445	—	—
Cost of shares redeemed	(593)	(1,248)	—	—
Change in net assets from Class B capital transactions	$(27)	$1,453	$—	$—

Class C
Proceeds from shares issued	$566	$2,687	$—	$—
Dividends and distributions reinvested	378	298	—	—
Cost of shares redeemed	(699)	(1,413)	—	—
Change in net assets from Class C capital transactions	$245	$1,572	$—	$—

Class R5 (a)
Proceeds from shares issued	$5,773	$3,925	$—	$—
Dividends and distributions reinvested	2,369	1,316	—	—
Cost of shares redeemed	(619)	(551)	—	—
Change in net assets from Class R5 capital transactions	$7,523	$4,690	$—	$—

Institutional Class
Proceeds from shares issued	$4,820	$15,620	$19,718	$30,653
Dividends and distributions reinvested	19,217	29,190	22,571	21,821
Cost of shares redeemed	(25,015)	(73,055)	(78,942)	(108,582)
Change in net assets from Institutional Class capital transactions	$(978)	$(28,245)	$(36,653)	$(56,108)

Total change in net assets from capital transactions	$6,904	$(17,705)	$(36,635)	$(56,173)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   25

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Realty Income Fund		Small Cap Growth Fund
	Six Months Ended 2/29/2008 (Unaudited)	Year Ended 8/31/2007	Six Months Ended 2/29/2008 (Unaudited)	Year Ended 8/31/2007
SHARE TRANSACTIONS:
Class A
Issued	54	328	3	6
Reinvested	100	58	2	2
Redeemed	(119)	(246)	(4)	(14)
Change in Class A Shares	35	140	1	(6)

Class B
Issued	6	126	—	—
Reinvested	46	26	—	—
Redeemed	(46)	(74)	—	—
Change in Class B Shares	6	78	—	—

Class C
Issued	45	151	—	—
Reinvested	36	18	—	—
Redeemed	(56)	(87)	—	—
Change in Class C Shares	25	82	—	—

Class R5 (a)
Issued	462	219	—	—
Reinvested	223	78	—	—
Redeemed	(58)	(31)	—	—
Change in Class R5 Shares	627	266	—	—

Institutional Class
Issued	383	890	2,172	2,896
Reinvested	1,809	1,729	2,430	2,096
Redeemed	(1,982)	(4,267)	(8,795)	(10,172)
Change in Institutional Class Shares	210	(1,648)	(4,193)	(5,180)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Behavioral Growth Fund
Six Months Ended February 29, 2008 (Unaudited)	$28.09	$(0.19	)(f)	$(4.02)	$(4.21)	$—	$—	$—
Year Ended August 31, 2007	20.88	(0.36	)(f)	7.57	7.21	—	—	—
Year Ended August 31, 2006	22.69	(0.35)		(1.46)	(1.81)	—	—	—
Year Ended August 31, 2005	17.06	(0.30	)(f)	5.93	5.63	—	—	—
June 4, 2004 (e) through August 31, 2004	19.21	(0.06	)(f)	(2.09)	(2.15)	—	—	—

Behavioral Value Fund
Six Months Ended February 29, 2008 (Unaudited)	31.74	(0.04	)(f)	(5.79)	(5.83)	—	(2.05)	(2.05)
Year Ended August 31, 2007	30.51	(0.22	)(f)	3.39	3.17	—	(1.94)	(1.94)
Year Ended August 31, 2006	30.66	(0.15)		1.73	1.58	—	(1.73)	(1.73)
Year Ended August 31, 2005	26.05	(0.26	)(f)	6.75	6.49	—	(1.88)	(1.88)
June 4, 2004 (e) through August 31, 2004	27.33	(0.01)		(1.27)	(1.28)	—	—	—

Realty Income Fund
Six Months Ended February 29, 2008 (Unaudited)	15.54	0.12	(f)	(1.82)	(1.70)	(0.11)	(3.25)	(3.36)
Year Ended August 31, 2007	18.51	0.18	(f)	0.70	0.88	(0.20)	(3.65)	(3.85)
Year Ended August 31, 2006	19.86	0.41	(f)	3.86	4.27	(0.56)	(5.06)	(5.62)
Year Ended August 31, 2005	21.26	0.22	(f)	4.40	4.62	(0.57)	(5.45)	(6.02)
June 4, 2004 (e) through August 31, 2004	18.88	0.05	(f)	2.33	2.38	—	—	—

Small Cap Growth Fund
Six Months Ended February 29, 2008 (Unaudited)	10.63	(0.06)		(2.19)	(2.25)	—	(1.07)	(1.07)
Year Ended August 31, 2007	10.02	(0.16)		1.65	1.49	—	(0.88)	(0.88)
Year Ended August 31, 2006	9.88	(0.13	)(f)	0.42	0.29	—	(0.15)	(0.15)
Year Ended August 31, 2005	8.66	(0.13	)(f)	1.66	1.53	—	(0.31)	(0.31)
June 4, 2004 (e) through August 31, 2004	10.12	(0.03)		(1.43)	(1.46)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from an investment transaction error. The effect is less than 0.01% of total return.

(h)	The advisor and sub-advisor fully reimbursed the Fund for losses incurred resulting from an investment transaction error. The effect is less than 0.01% of total return.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

28   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$23.88	(14.99)%	$4,387	1.65%	(1.40)%	1.85%		69%
28.09	34.53	4,192	1.65	(1.42)	1.78		98
20.88	(7.98)	2,182	1.65	(1.35)	1.84		97
22.69	33.00	874	1.65	(1.40)	3.22		92
17.06	(11.19)	18	1.65	(1.45)	136.82	(i)	161

23.86	(19.04)	15,831	1.60	(0.29)	1.89		28
31.74	10.30	37,003	1.60	(0.66)	1.86		55
30.51	5.30	36,503	1.60	(0.45)	1.84		34
30.66	25.44	18,035	1.60	(0.90)	2.05		55
26.05	(4.68)	283	1.60	(0.63)	26.30	(i)	63

10.48	(11.02)	4,809	1.40	1.85	1.67		73
15.54	3.40	6,581	1.40	1.01	1.55		202
18.51	27.17	5,253	1.40	2.31	1.84		166
19.86	25.01	2,953	1.40	1.16	2.94		179
21.26	12.61	116	1.40	0.97	51.41	(i)	82

7.31	(23.16)	162	1.60	(1.30)	1.73		60
10.63	15.16 (g)	222	1.60	(1.39)	1.67		104
10.02	2.92 (h)	274	1.60	(1.28)	1.64		97
9.88	17.62	53	1.60	(1.33)	8.33		80
8.66	(14.43)	9	1.60	(1.27)	142.07	(i)	58

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   29

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Behavioral Growth Fund
Six Months Ended February 29, 2008 (Unaudited)	$27.64	$(0.25	)(f)	$(3.95)	$(4.20)	$—	$—	$—
Year Ended August 31, 2007	20.65	(0.47	)(f)	7.46	6.99	—	—	—
Year Ended August 31, 2006	22.55	(0.43)		(1.47)	(1.90)	—	—	—
Year Ended August 31, 2005	17.04	(0.40	)(f)	5.91	5.51	—	—	—
June 4, 2004 (e) through August 31, 2004	19.21	(0.08	)(f)	(2.09)	(2.17)	—	—	—

Behavioral Value Fund
Six Months Ended February 29, 2008 (Unaudited)	31.20	(0.12	)(f)	(5.65)	(5.77)	—	(2.05)	(2.05)
Year Ended August 31, 2007	30.16	(0.38	)(f)	3.36	2.98	—	(1.94)	(1.94)
Year Ended August 31, 2006	30.48	(0.25)		1.66	1.41	—	(1.73)	(1.73)
Year Ended August 31, 2005	26.03	(0.40	)(f)	6.73	6.33	—	(1.88)	(1.88)
June 4, 2004 (e) through August 31, 2004	27.33	(0.02)		(1.28)	(1.30)	—	—	—

Realty Income Fund
Six Months Ended February 29, 2008 (Unaudited)	15.45	0.09	(f)	(1.81)	(1.72)	(0.09)	(3.25)	(3.34)
Year Ended August 31, 2007	18.44	0.09	(f)	0.71	0.80	(0.14)	(3.65)	(3.79)
Year Ended August 31, 2006	19.83	0.32	(f)	3.83	4.15	(0.48)	(5.06)	(5.54)
Year Ended August 31, 2005	21.23	0.11	(f)	4.42	4.53	(0.48)	(5.45)	(5.93)
June 4, 2004 (e) through August 31, 2004	18.88	0.08	(f)	2.27	2.35	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

30   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$23.44	(15.20)%	$763	2.15%	(1.89)%	2.35%		69%
27.64	33.85	829	2.15	(1.92)	2.28		98
20.65	(8.43)	528	2.15	(1.85)	2.33		97
22.55	32.34	317	2.15	(1.89)	4.46		92
17.04	(11.30)	9	2.15	(1.95)	137.40	(g)	161

23.38	(19.18)	2,670	2.10	(0.82)	2.40		28
31.20	9.77	4,070	2.10	(1.16)	2.36		55
30.16	4.76	3,799	2.10	(0.97)	2.34		34
30.48	24.82	2,176	2.10	(1.40)	2.65		55
26.03	(4.76)	103	2.10	(1.09)	54.76	(g)	63

10.39	(11.24)	1,852	1.90	1.36	2.18		73
15.45	2.88	2,650	1.90	0.53	2.05		202
18.44	26.46	1,719	1.90	1.84	2.34		166
19.83	24.47	766	1.90	0.57	2.57		179
21.23	12.45	11	1.90	1.74	123.94	(g)	82

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   31

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Behavioral Growth Fund
Six Months Ended February 29, 2008 (Unaudited)	$27.64	$(0.25	)(f)	$(3.95)	$(4.20)	$—	$—	$—
Year Ended August 31, 2007	20.65	(0.47	)(f)	7.46	6.99	—	—	—
Year Ended August 31, 2006	22.55	(0.42)		(1.48)	(1.90)	—	—	—
Year Ended August 31, 2005	17.04	(0.40	)(f)	5.91	5.51	—	—	—
June 4, 2004 (e) through August 31, 2004	19.21	(0.08	)(f)	(2.09)	(2.17)	—	—	—

Behavioral Value Fund
Six Months Ended February 29, 2008 (Unaudited)	31.19	(0.12	)(f)	(5.65)	(5.77)	—	(2.05)	(2.05)
Year Ended August 31, 2007	30.14	(0.38	)(f)	3.37	2.99	—	(1.94)	(1.94)
Year Ended August 31, 2006	30.47	(0.26)		1.66	1.40	—	(1.73)	(1.73)
Year Ended August 31, 2005	26.03	(0.40	)(f)	6.72	6.32	—	(1.88)	(1.88)
June 4, 2004 (e) through August 31, 2004	27.33	(0.02)		(1.28)	(1.30)	—	—	—

Realty Income Fund
Six Months Ended February 29, 2008 (Unaudited)	15.39	0.09	(f)	(1.80)	(1.71)	(0.08)	(3.25)	(3.33)
Year Ended August 31, 2007	18.39	0.09	(f)	0.70	0.79	(0.14)	(3.65)	(3.79)
Year Ended August 31, 2006	19.79	0.32	(f)	3.82	4.14	(0.48)	(5.06)	(5.54)
Year Ended August 31, 2005	21.23	0.12	(f)	4.40	4.52	(0.51)	(5.45)	(5.96)
June 4, 2004 (e) through August 31, 2004	18.88	0.08	(f)	2.27	2.35	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

SEE NOTES TO FINANCIAL STATEMENTS.

32   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$23.44	(15.20)%	$1,070	2.15%	(1.90)%	2.35%		69%
27.64	33.85	902	2.15	(1.92)	2.29		98
20.65	(8.43)	654	2.15	(1.85)	2.33		97
22.55	32.34	361	2.15	(1.89)	4.71		92
17.04	(11.30)	14	2.15	(1.95)	117.48	(g)	161

23.37	(19.19)	13,941	2.10	(0.82)	2.39		28
31.19	9.81	22,617	2.10	(1.15)	2.36		55
30.14	4.72	17,860	2.10	(0.98)	2.34		34
30.47	24.78	11,929	2.10	(1.40)	2.51		55
26.03	(4.76)	159	2.10	(1.12)	27.38	(g)	63

10.35	(11.15)	1,800	1.90	1.33	2.18		73
15.39	2.85	2,298	1.90	0.55	2.05		202
18.39	26.46	1,232	1.90	1.81	2.34		166
19.79	24.43	402	1.90	0.65	3.01		179
21.23	12.45	11	1.90	1.74	123.94	(g)	82

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class R5 (a)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Realty Income Fund
Six Months Ended February 29, 2008 (Unaudited)	$15.55	$0.15	(g)	$(1.81)	$(1.66)	$(0.13)	$(3.25)	$(3.38)
Year Ended August 31, 2007	18.51	0.25	(g)	0.70	0.95	(0.26)	(3.65)	(3.91)
May 15, 2006 (f) through August 31, 2006	16.86	(0.06	)(g)	1.90	1.84	(0.19)	—	(0.19)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

34   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

		Ratios/Supplemental data
			Ratios to average net assets (b)
Net asset value, end of period	Total return (c)(d)	Net assets end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.51	(10.73)%	$11,787	0.95%	2.45%	1.23%	73%
15.55	3.82	7,692	0.95	1.45	1.10	202
18.51	10.97	4,246	0.95	(1.24)	1.30	166

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital
Behavioral Growth Fund
Six Months Ended February 29, 2008 (Unaudited)	$28.90	$(0.15	)(e)	$(4.14)	$(4.29)	$—	$—	$—
Year Ended August 31, 2007	21.41	(0.27	)(e)	7.76	7.49	—	—	—
Year Ended August 31, 2006	23.18	(0.26)		(1.51)	(1.77)	—	—	—
Year Ended August 31, 2005	17.37	(0.21	)(e)	6.02	5.81	—	—	—
Year Ended August 31, 2004	18.55	(0.22	)(e)	(0.96)	(1.18)	—	—	—
Year Ended August 31, 2003	12.21	(0.14	)(e)	6.48	6.34	—	—	—

Behavioral Value Fund
Six Months Ended February 29, 2008 (Unaudited)	31.97	(0.02	)(e)	(5.80)	(5.82)	—	(2.05)	—
Year Ended August 31, 2007	30.66	(0.15	)(e)	3.40	3.25	—	(1.94)	—
Year Ended August 31, 2006	30.75	(0.07)		1.71	1.64	—	(1.73)	—
Year Ended August 31, 2005	26.06	(0.21	)(e)	6.78	6.57	—	(1.88)	—
Year Ended August 31, 2004	22.80	(0.12)		4.04	3.92	—	(0.66)	—
Year Ended August 31, 2003	17.42	(0.12	)(e)	6.84	6.72	—	(1.34)	—

Realty Income Fund
Six Months Ended February 29, 2008 (Unaudited)	15.55	0.15	(e)	(1.82)	(1.67)	(0.12)	(3.25)	—
Year Ended August 31, 2007	18.51	0.25	(e)	0.70	0.95	(0.26)	(3.65)	—
Year Ended August 31, 2006	19.86	0.50	(e)	3.83	4.33	(0.62)	(5.06)	—
Year Ended August 31, 2005	21.22	0.40	(e)	4.30	4.70	(0.61)	(5.45)	—
Year Ended August 31, 2004	16.44	0.53	(e)	4.84	5.37	(0.55)	(0.04)	—
Year Ended August 31, 2003	15.33	0.49	(e)	1.65	2.14	(0.79)	(0.22)	(0.02)

Small Cap Growth Fund
Six Months Ended February 29, 2008 (Unaudited)	10.77	(0.05)		(2.22)	(2.27)	—	(1.07)	—
Year Ended August 31, 2007	10.11	(0.12)		1.66	1.54	—	(0.88)	—
Year Ended August 31, 2006	9.92	(0.09	)(e)	0.43	0.34	—	(0.15)	—
Year Ended August 31, 2005	8.67	(0.08	)(e)	1.64	1.56	—	(0.31)	—
Year Ended August 31, 2004	9.37	(0.08)		(0.51)	(0.59)	—	(0.11)	—
Year Ended August 31, 2003	6.05	(0.07	)(e)	3.39	3.32	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from an investment transaction error. The effect is less than 0.01% of total return.

(g)	The advisor and sub-advisor fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would have been 3.32%.

SEE NOTES TO FINANCIAL STATEMENTS.

36   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—	$24.61	(14.84)%	$101,610	1.30%	(1.04)%	1.45%	69%
—	28.90	34.98	116,431	1.30	(1.07)	1.38	98
—	21.41	(7.64)	103,697	1.30	(0.99)	1.41	97
—	23.18	33.45	132,590	1.30	(1.03)	1.36	92
—	17.37	(6.36)	116,342	1.30	(1.14)	1.43	161
—	18.55	51.93	104,018	1.30	(0.97)	1.47	129

(2.05)	24.10	(18.87)	83,979	1.40	(0.12)	1.49	28
(1.94)	31.97	10.52	113,979	1.40	(0.45)	1.46	55
(1.73)	30.66	5.49	148,760	1.40	(0.21)	1.43	34
(1.88)	30.75	25.75	111,088	1.40	(0.73)	1.53	55
(0.66)	26.06	17.38	63,120	1.40	(0.56)	1.76	63
(1.34)	22.80	41.56	40,567	1.40	(0.65)	1.75	84

(3.37)	10.51	(10.75)	71,569	1.00	2.23	1.27	73
(3.91)	15.55	3.77	102,673	1.00	1.40	1.15	202
(5.68)	18.51	27.62	152,692	1.00	2.80	1.44	166
(6.06)	19.86	25.55	159,422	1.00	2.05	1.45	179
(0.59)	21.22	33.22	176,072	1.17	2.83	1.50	82
(1.03)	16.44	15.14	171,536	1.40	3.27	1.48	36

(1.07)	7.43	(23.04)	145,899	1.20	(0.90)	1.32	60
(0.88)	10.77	15.54 (f)	256,643	1.20	(0.99)	1.27	104
(0.15)	10.11	3.42 (g)	293,078	1.20	(0.89)	1.24	97
(0.31)	9.92	17.95	288,097	1.20	(0.84)	1.29	80
(0.11)	8.67	(6.42)	179,317	1.20	(0.98)	1.38	58
—	9.37	54.88	122,535	1.20	(1.08)	1.44	79

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Investor Class

				Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period
Behavioral Growth Fund
Six Months Ended February 29, 2008 (Unaudited)	$28.11	$(0.19	)(e)	$(4.03)	$(4.22)	$23.89
Year Ended August 31, 2007	20.89	(0.34	)(e)	7.56	7.22	28.11
Year Ended August 31, 2006	22.69	(0.31)		(1.49)	(1.80)	20.89
Year Ended August 31, 2005	17.06	(0.27	)(e)	5.90	5.63	22.69
Year Ended August 31, 2004	18.27	(0.28	)(e)	(0.93)	(1.21)	17.06
Year Ended August 31, 2003	12.07	(0.18	)(e)	6.38	6.20	18.27

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

38   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

(15.01)%	$1,651	1.65%	(1.34)%	1.69%	69%
34.56	11,178	1.62	(1.40)	1.63	98
(7.93)	10,803	1.62	(1.31)	1.67	97
33.00	12,023	1.61	(1.34)	1.65	92
(6.62)	10,354	1.65	(1.48)	1.84	161
51.37	10,230	1.65	(1.32)	1.82	129

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   39

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (Unaudited)

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Class offered
Undiscovered Managers Behavioral Growth Fund	Class A, Class B, Class C, Institutional Class and Investor Class
Undiscovered Managers Behavioral Value Fund	Class A, Class B, Class C and Institutional Class
JPMorgan Realty Income Fund	Class A, Class B, Class C, Class R5 (formerly R Class) and Institutional Class
Undiscovered Managers Small Cap Growth Fund	Class A and Institutional Class

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Institutional Class and Investor Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ OMX Group, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

40   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Funds’ financial statements.

F.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually, except for the Realty Income Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H.  Recent Accounting Pronouncements — In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (Unaudited)

services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Investment Advisory Fee
Behavioral Growth Fund	0.95%
Behavioral Value Fund	1.05
Realty Income Fund	0.75
Small Cap Growth Fund	0.95

Sub-advisory agreements exist between the Advisor and the following sub-advisors:

Sub-Advisors
Behavioral Growth Fund	Fuller & Thaler Asset Management, Inc.
Behavioral Value Fund	Fuller & Thaler Asset Management, Inc.
Small Cap Growth Fund	Mazama Capital Management, Inc.

Each sub-advisor receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended February 29, 2008 were as follows (amounts in thousands):

Behavioral Growth Fund	$2
Behavioral Value Fund	2
Realty Income Fund	2
Small Cap Growth Fund	4

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended February 29, 2008, the annualized effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Investor Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Investor Class
Behavioral Growth Fund	0.25%	0.75%	0.75%	0.35%
Behavioral Value Fund	0.25	0.75	0.75	n/a
Realty Income Fund	0.25	0.75	0.75	n/a
Small Cap Growth Fund	0.25	n/a	n/a	n/a

42   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended February 29, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Behavioral Growth Fund	$2		$1
Behavioral Value Fund	—	(a)	9
Realty Income Fund	1		4

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class
Behavioral Growth Fund	0.25%	0.25%	0.25%	n/a	0.10%
Behavioral Value Fund	0.25	0.25	0.25	n/a	0.10
Realty Income Fund	0.25	0.25	0.25	0.05%	0.10
Small Cap Growth Fund	0.25	n/a	n/a	n/a	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5		Institutional Class		Investor Class
Behavioral Growth Fund	1.65%	2.15%	2.15%	n/a		1.30%		1.65%
Behavioral Value Fund	1.60	2.10	2.10	n/a		1.40		n/a
Realty Income Fund	1.40	1.90	1.90	0.90	%*	0.93	*	n/a
Small Cap Growth Fund	1.60	n/a	n/a	n/a		1.20		n/a

*	Prior to February 11, 2008, the contractual expense limitations were 0.95% and 1.00% for Class R5 and Institutional Class, respectively.

The contractual expense limitation agreements were in effect for the six months ended February 29, 2008. The expense limitation percentages in the table above are in place until at least December 31, 2008 except for Class R5 and Institutional Class of the Realty Income Fund. The expense limitation percentages in the table above for the Class R5 and Institutional Class of the Realty Income Fund are in place until at least February 10, 2009.

For the six months ended February 29, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (Unaudited) (continued)

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Behavioral Growth Fund	$—	$27	$63	$90
Behavioral Value Fund	59	—	54	113
Realty Income Fund	119	24	5	148
Small Cap Growth Fund	83	25	12	120

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended February 29, 2008, Small Cap Growth Fund incurred approximately $86,000 in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

During the year ended August 31, 2007, Mazama, sub-advisor to the Small Cap Growth Fund, purchased a security which did not comply with the Fund’s investment policies. As a result of the sale of this security, the Fund realized a gain of approximately $16,000.

4. Investment Transactions

During the six months ended February 29, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Growth Fund	$88,439	$89,744
Behavioral Value Fund	41,651	72,126
Realty Income Fund	78,240	91,440
Small Cap Growth Fund	125,060	184,635

During the six months ended February 29, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 29, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$100,701	$18,103	$6,778	$11,325
Behavioral Value Fund	125,112	13,831	21,643	(7,812)
Realty Income Fund	94,094	10,432	9,561	871
Small Cap Growth Fund	151,398	16,948	21,647	(4,699)

44   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2008. Average borrowings from the Facility for the six months ended February 29, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Realty Income Fund	$1,357	12	$2

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

Realty Income Fund invests primarily in shares of REITs. While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

All of the Funds may invest in companies with relatively small market capitalizations. Several of the Funds will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

8. Transfers-In-Kind

On October 12, 2006, certain shareholders of the Behavioral Value Fund redeemed shares and the Behavioral Value Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Behavioral Value Fund’s portfolio securities. Cash and portfolio securities were transferred at a market value of approximately $52,556,000 which was 24.9% of the net assets of the Behavioral Value Fund, which resulted in gains of approximately $13,000,000 for book purposes.

9. Subsequent Event

On March 16, 2008, JPMorgan announced that it will acquire The Bear Stearns Companies Inc. (“Bear Stearns”) pending regulatory and shareholder approvals. The transaction is expected to close by the end of second calendar quarter 2008. In addition, JPMorgan and Bear Stearns entered into a share purchase agreement on March 24, 2008. Pursuant to that share purchase agreement, JPMorgan purchased 95 million newly issued common shares of Bear Stearns’ stock, or 39.5% of the company after issuance, on April 8, 2008.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   45

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

46   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   47

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Elizabeth A. Davin (1964),** Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	Prior to February 14, 2008, Ms. Davin was an Assistant Secretary.

48   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2007, and continued to hold your shares at the end of the reporting period, February 29, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Behavioral Growth Fund
Class A
Actual	$1,000.00	$850.10	$7.59	1.65%
Hypothetical	1,000.00	1,016.66	8.27	1.65
Class B
Actual	1,000.00	848.00	9.92	2.15
Hypothetical	1,000.00	1,014.12	10.82	2.15
Class C
Actual	1,000.00	848.00	9.92	2.15
Hypothetical	1,000.00	1,014.12	10.82	2.15
Institutional Class
Actual	1,000.00	851.60	5.98	1.30
Hypothetical	1,000.00	1,018.40	6.52	1.30
Investor Class
Actual	1,000.00	849.90	7.59	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65

FEBRUARY 29, 2008        UNDISCOVERED MANAGERS FUNDS   49

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio

Behavioral Value Fund
Class A
Actual	$1,000.00	$809.60	$7.24	1.60%
Hypothetical	1,000.00	1,016.86	8.07	1.60
Class B
Actual	1,000.00	808.20	9.49	2.10
Hypothetical	1,000.00	1,014.37	10.57	2.10
Class C
Actual	1,000.00	808.10	9.49	2.10
Hypothetical	1,000.00	1,014.37	10.57	2.10
Institutional Class
Actual	1,000.00	811.30	6.35	1.40
Hypothetical	1,000.00	1,017.85	7.07	1.40

Realty Income Fund
Class A
Actual	1,000.00	889.80	6.63	1.40
Hypothetical	1,000.00	1,017.85	7.07	1.40
Class B
Actual	1,000.00	887.60	8.96	1.90
Hypothetical	1,000.00	1,015.37	9.57	1.90
Class C
Actual	1,000.00	888.50	8.97	1.90
Hypothetical	1,000.00	1,015.37	9.57	1.90
Class R5**
Actual	1,000.00	892.70	4.47	0.95
Hypothetical	1,000.00	1,020.14	4.77	0.95
Institutional Class
Actual	1,000.00	892.50	4.71	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

Small Cap Growth Fund
Class A
Actual	1,000.00	768.40	7.08	1.60
Hypothetical	1,000.00	1,016.86	8.07	1.60
Institutional Class
Actual	1,000.00	769.60	5.28	1.20
Hypothetical	1,000.00	1,018.90	6.02	1.20

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

50   UNDISCOVERED MANAGERS FUNDS        FEBRUARY 29, 2008

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. February 2008.	SAN-UM-208

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2008

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

May 8, 2008